SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


    Date of Report (Date of Earliest Event Reported) September 27, 2001
                                                     ---------------------------

         ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 2001 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-Through Certificates Series 2001-6)


                   ABN AMRO MORTGAGE CORPORATION Series 2001-6
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


     333-67584-01                                     36-3886007
--------------------------                  ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)




   135 South LaSalle Street, Chicago, Illinois                       60603
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                         (Zip Code)


                                 (312) 904-2000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                181 West Madison Street, Chicago, Illinois 60602
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On September 27, 2001, the Registrant caused the issuance and sale of approximately $355,247,705 initial principal amount of Mortgage Pass-Through Certificates, Series 2001-6 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of September 1, 2001, among ABN AMRO Mortgage Corporation, as depositor, The Chase Manhattan Bank, as trustee and ABN AMRO Mortgage Group, Inc., as servicer.

         In connection with the sale of the Certificates, the Registrant is filing a copy of the opinion letter issued by Mayer, Brown & Platt with respect to tax matters and legality.

Item 601(a) of
Regulation S-K
Exhibit No.     Description
--------------  ------------

     5.1        Opinion Letter re: legality
     8.1        Opinion Letter re: tax matters (included as part of Exhibit 5.1)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ABN AMRO MORTGAGE CORPORATION
                                        (Registrant)




Dated:   September 26, 2001             By:     /s/ Maria Fregosi
                                           -------------------------------------
                                        Name:        Maria Fregosi
                                        Title:       Vice President

                                INDEX OF EXHIBITS



          Item 601(a) of                     Sequentially
          Regulation S-K                     Numbered
          Exhibit No.                        Description
          --------------                     ------------

             5.1                             Opinion Letter re: legality
             8.1                             Opinion Letter re: tax matters
                                             (included as Part of Exhibit 5.1)

                                                                    EXHIBIT 5.1

                              MAYER, BROWN & PLATT
                                 1675 BROADWAY
                               NEW YORK, NEW YORK

                                                                 Main Telephone
                                                                  212-506-2500
                                                                    Main Fax
                                                                  212-262-1910


                               September 27, 2001


ABN AMRO Mortgage Corporation
135 South LaSalle Street, Suite 925
Chicago, Illinois 60603

Ladies and Gentlemen:

         We have acted as special counsel to ABN AMRO Mortgage Corporation (the "Company") in connection with the issuance of Mortgage Pass-Through Certificates, Series 2001-6 (the "Certificates"), evidencing undivided interests in a trust fund consisting primarily of certain mortgage loans, pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2001 (the "Pooling and Servicing Agreement"), among the Company as depositor, ABN AMRO Mortgage Group, Inc., as servicer (the "Servicer"), and The Chase Manhattan Bank as trustee (the "Trustee"). The Company has filed with the Securities and Exchange Commission (the "Commission") registration statement (No. 333-67584) on Form S-3 for the registration under the Securities Act of 1933, as amended (the "Act"), of
Mortgage Pass-Through Certificates (issuable in series), including the Certificates, which registration statement was declared effective on September 7, 2001. The Company has filed with the Commission pursuant to Rule 424(b) under the rules and regulations of the Commission under the Act (the "1933 Act Regulations") a supplement, dated September 26, 2001 (the "Prospectus
Supplement"),   to  the   prospectus,   dated  September  7,  2001  (the  "Basic
Prospectus"), relating to the Certificates and the method of distribution thereof. Such registration statement (No. 333-67584) including exhibits thereto and any information incorporated therein by reference is hereinafter called the "Registration Statement"; the Basic Prospectus and the Prospectus Supplement and any information incorporated therein by reference, together with any amendment thereof or supplement thereto authorized by the Company, are hereinafter called the "Prospectus."

         We have examined the Registration Statement, the Pooling and Servicing Agreement, the Prospectus and such other documents as we have deemed necessary or advisable for purposes of rendering this opinion. Additionally, our advice has formed the basis for the description of the selected Federal income tax consequences of the purchase, ownership and disposition of the Certificates to an original purchaser that appears under the heading "Federal Income Tax Consequences" in the Prospectus (the "Tax Description"). Except as otherwise indicated herein, all terms defined in the Prospectus are used herein as so defined.



    CHICAGO CHARLOTTE COLOGNE HOUSTON LONDON LOS ANGELES NEW YORK WASHINGTON INDEPENDENT MEXICO CITY CORRESPONDENT: JAUREGUI, NAVARRETE, NADER Y ROJAS
                 INDEPENDENT PARIS CORRESPONDENT: LAMBERT & LEE

MAYER, BROWN & PLATT
September 27, 2001
Page 2

         In rendering the opinions set forth below, we have relied without independent investigation on an opinion letter of Kirk P. Flores, counsel to the Company, Thomas E. Reiss, counsel to the Servicer, Thomas Godfrey, counsel to the Trustee and Charles Waters, Jr., counsel to the Trustee, copies of which are annexed hereto as Schedules 1, 2, 3 and 4, respectively.

         The opinion set forth in paragraph 2 of this letter is based upon the applicable provisions of the Internal Revenue Code of 1986, as amended, Treasury regulations promulgated and proposed thereunder, current positions of the Internal Revenue Service (the "IRS") contained in published Revenue Rulings and Revenue Procedures, current administrative positions of the IRS and existing judicial decisions. This opinion is subject to the explanations and qualifications set forth under the caption "Federal Income Tax Consequences" in the Prospectus. No tax rulings will be sought from the IRS with respect to any of the matters discussed herein.

         On the basis of the foregoing examination and assumptions, and upon consideration of applicable law, it is our opinion that:

         1. The Pooling and Servicing Agreement has been duly and validly authorized, executed and delivered by the Depositor, the Servicer and the Trustee, and the Certificates have been duly executed, authenticated, delivered and sold as contemplated in the Registration Statement, and the Certificates are legally and validly issued, fully paid and nonassessable, and the holders of such Certificates are entitled to the benefits of such Pooling and Servicing Agreement.

         2. The statements in the Prospectus under the headings "ERISA Considerations" and "Federal Income Tax Consequences" and the statements in the applicable Prospectus Supplement under the headings "Federal Income Tax Consequences" and "ERISA Considerations", to the extent that they describe matters of United States federal income tax law or ERISA or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are accurate in all material respects. There can be no assurance, however, that the tax conclusions presented therein will not be successfully challenged by the IRS, or significantly altered by new legislation, changes in IRS positions or judicial decisions, any of which challenges or alterations may be applied retroactively with respect to completed transactions.

                                                     Very truly yours,


                                                     /s/ MAYER, BROWN & PLATT
                                                     MAYER, BROWN & PLATT

DC/JVG/TS

                                   SCHEDULE 1



ABN AMRO                                            Kirk P. Flores
                                                    Senior Vice President and
                                                    Associate General Counsel

                                                    ABN AMRO North America, Inc.
                                                    135 South LaSalle Street
                                                    Chicago, Illinois 60674-9135
                                                    (312) 904-2014


September 27, 2001



Mayer, Brown & Platt
190 South LaSalle Street
Chicago, Illinois  60603-3441

Re:   ABN AMRO Mortgage Corporation, Depositor, Multi-Class
      Mortgage Pass-Through Certificates, Series 2001-6

Ladies and Gentlemen:

I am Associate General Counsel of ABN AMRO North America, Inc., an affiliate of ABN AMRO Mortgage Corporation (the "Company"), and as such, I am familiar with the action taken by the Company in connection with (i) that certain Underwriting Agreement (the "Underwriting Agreement") dated as of September 26, 2001 by and among the Company, ABN AMRO North America, Inc. ("AANA"), Countrywide Securities Corporation ("Countrywide") and ABN AMRO Incorporated ("AAI"), (ii) that certain Terms Agreement (the "Terms Agreement") dated as of September 26, 2001 by and among the Company, AANA, Countrywide and AAI, (iii) that certain Purchase Agreement (the "Purchase Agreement") dated as of September 27, 2001 by and among the Company, AANA and Countrywide, and (iv) the other documents referred to below. Terms used herein without definition shall have the meanings given such terms in the Underwriting Agreement or the Purchase Agreement, as the context requires.

My involvement in the above-referenced transaction has been for the limited purpose of rendering the opinions set forth herein. I have assumed that the parties to documents requiring execution and delivery, other than the Company, have the power to enter into and perform all of their respective obligations thereunder, and I have also assumed the due authorization by, and the due execution and delivery of, such documents by each such party. When used in this opinion, the term "to my knowledge" means that I have not made any independent investigation, examination or inquiry to determine the existence or absence of

Mayer, Brown & Platt
September 27, 2001
Page 2


any facts (and have not caused the review of any court files or indices) with respect to the statements qualified thereby, but I have no actual knowledge of any facts or circumstances that would make such statements inaccurate, incomplete or untrue.

Based upon the foregoing and my examination of such other matters of fact and law as I deem appropriate to the opinions expressed herein, I am of the opinion that:

1. The Company is validly existing as a corporation in good standing under the laws of the State of Delaware.

2. The execution and delivery by the Company of the Underwriting Agreement, the Terms Agreement, the Purchase Agreement and applicable Pooling and Servicing Agreement and the signing of the Registration Statement (as defined in the Underwriting Agreement) by the Company are within the corporate power of the Company and have been duly authorized by all necessary corporate action on the part of the Company, and the Underwriting Agreement, the Terms Agreement, the Purchase Agreement and the applicable Pooling and Servicing Agreement have been duly executed and delivered by the Company and each is a valid and binding obligation of the Company.

3. To my knowledge, neither the issue and sale of the Certificates (as defined in the Underwriting Agreement) or the Purchased Certificates (as defined in the Purchase Agreement) nor the consummation of the transactions contemplated herein or therein nor the fulfillment of the terms hereof or thereof will conflict with or constitute a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, any contract, indenture, mortgage, or other instrument to which the Company is a party or by which it may be bound of which I am aware, other than the lien or liens created by the applicable Pooling and Servicing Agreement, nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of the Company or any federal banking statute, rule or regulation to which the Company is subject or by which it is bound or any writ, injunction or decree of any court, governmental authority or regulatory body to which it is subject or by which it is bound of which I am aware.

4. To my knowledge, other than as may be set forth or contemplated in the Prospectus, there is no action, suit or proceeding of which I am aware before or by any court or governmental agency or body, domestic or foreign, now pending or, to the best of my knowledge, threatened against the Company which might result in any material adverse change in the financial condition, earnings, affairs or business of the Company, or which might materially and adversely affect the properties or assets thereof or might materially and adversely affect the performance by the Company of its obligations under, or the validity or

Mayer, Brown & Platt
September 27, 2001
Page 3



enforceability of, the Certificates, the Purchased Certificates, the Underwriting Agreement, the Purchase Agreement or the Pooling and Servicing Agreement, or which is required to be disclosed in the Registration Statement (as defined in the Underwriting Agreement).

I am a member of the bar of the State of Illinois and, with the exception of the opinions expressed in paragraph 1 (as to which I have relied on certificates issued by the Secretary of State of Delaware), do not express any opinion with respect to the laws of any jurisdiction other than the State of Illinois and the federal Law of the United States of America. Nothing herein expresses any opinion with respect to state and federal securities laws, including the Securities Act of 1933 or the Illinois Securities Law of 1953.

You are hereby authorized to furnish copies of this opinion to Countrywide Securities Corporation and ABN AMRO Incorporated, which shall be entitled to rely on said opinion as if the same were addressed to them. This opinion is solely for your benefit and that of Countrywide Securities Corporation and ABN AMRO Incorporated, and may not be relied upon, nor may copies be delivered to, any other person without the written consent of the undersigned.

Sincerely,


/s/ Kirk P. Flores
Kirk P. Flores

KPF:mc

                                   SCHEDULE 2


ABN AMRO Mortgage Group, Inc.             Thomas E. Reiss
                                          Special Counsel

                                          777 East Eisenhower Parkway, Suite 700
                                          Ann Arbor, Michigan 48108
                                          (800) 542-9512



                                          September 27, 2001

ABN AMRO Mortgage Corporation
135 South LaSalle Street, Suite 925
Chicago, Illinois 60603

Countrywide Securities Corporation
4500 Park Granada
Calabasas, California 91320

ABN AMRO Incorporated
208 South LaSalle Street
Chicago, Illinois 60602

    Re:  ABN AMRO Mortgage Corporation, Inc., Purchase of Mortgage Loans 2001-6

Ladies and Gentlemen:

         As Special Counsel to ABN AMRO Mortgage Group, Inc., a Delaware corporation ("AAMG"), I, and attorneys working with me, have acted as counsel to AAMG in connection with the sale of Mortgage Loans by AAMG (in such capacity, the "Seller") to ABN AMRO Mortgage Corporation ("Purchaser") pursuant to a Mortgage Loan Purchase Agreement, dated as of September 27, 2001 (the "Purchase Agreement"), between the Purchaser and AAMG, and as counsel to AAMG in connection with that certain Pooling and Servicing Agreement dated as of September 1, 2001, (the "Pooling and Servicing Agreement") by and among AAMG as Servicer (in such capacity, the "Servicer"), ABN AMRO Mortgage Corporation as depositor, and The Chase Manhattan Bank as trustee. The Purchase Agreement and the Pooling and Servicing Agreement shall hereinafter be referred to together as the "Agreements". All capitalized terms not otherwise defined herein have the meanings given them in the Agreements.

         In rendering the opinions set forth below, we have examined and relied upon originals or copies, certified or otherwise identified to my satisfaction, of the certificate of incorporation and by-laws of AAMG, the Agreements and such

ABN AMRO Mortgage Corporation
Countrywide Securities Corporation
ABN AMRO Incorporated
September 27, 2001
Page 2


corporate records, agreements or other instruments of AAMG, and such certificates, records and other documents, agreements and instruments, as we have deemed necessary and proper as the basis for my opinions. In connection with such examination, We have assumed the genuineness of all signatures, the authenticity of all documents, agreements and instruments submitted to me as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to me as copies or specimens, the authenticity of the originals of such documents, agreements and instruments submitted to us as copies or specimens, the conformity to executed original documents of all documents submitted to me in draft and the accuracy of the matters set forth in the documents we reviewed. We have also assumed that all documents, agreement and instruments have been duly authorized, executed and delivered by all parties thereto, other than AAMG. As to any facts material to such opinions that we did not independently establish or verify, we have relied upon statements and representations of officers and other representatives of AAMG as we have deemed necessary and proper as the basis for my opinions, including, among other things, the representations and warranties of Seller in the Purchase Agreement and Servicer in the Pooling and Servicing Agreement.

         Based upon the foregoing, I am of the opinion that:

1. AAMG is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware and either is not required to be qualified to do business under the laws of any states where such qualification is necessary to transact the business contemplated by the Agreements, or is qualified to do business under the laws of any states where such qualification is necessary to transact the business contemplated by the Agreements, and AAMG is duly authorized and has full corporate power and authority to transact the business contemplated by the Agreements.

2. The Purchase Agreement has been duly authorized, executed and delivered by AAMG and is a legal, valid and binding obligation of and is enforceable against AAMG in accordance with its terms, except that the enforceability thereof may be subject to (A) bankruptcy, insolvency, receivership, conservatorship, reorganization, moratorium or other laws, now or hereafter in effect, relating to creditors' rights generally or the right of creditors of federal savings banks, (B) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (C) limitations of public policy under applicable securities laws as to rights of indemnity and contribution under the Purchase Agreement.

3. No consent, approval, authorization or order of any court or supervisory, regulatory, administrative or governmental agency or body is required for the execution, delivery and performance by AAMG of or compliance by AAMG with the Purchase Agreement, the sale of the Mortgage Loans or the consummation of the transactions contemplated by the Purchase Agreement.

ABN AMRO Mortgage Corporation
Countrywide Securities Corporation
ABN AMRO Incorporated
September 27, 2001
Page 3



4. Neither the execution and delivery by AAMG of the Purchase Agreement, nor the consummation by AAMG of the transactions contemplated therein, nor the compliance by AAMG with the provisions thereof, will conflict with or result in a breach of any of the terms, conditions or provisions of AAMG's certificate of incorporation or by-laws or any agreement or instrument to which AAMG is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which AAMG or its property is subject, which, in any of the above cases, would materially and adversely affect AAMG's ability to perform its obligations under the Purchase Agreement.

5. There is not an action, suit, proceeding or investigation pending, or, to the best of my knowledge, threatened against AAMG which, either in any one instance or in the aggregate, would draw into question the validity of the Purchase Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of AAMG contemplated therein, or which would be likely to materially impair the ability of AAMG to perform under the terms of the Purchase Agreement.

6. The execution and delivery by AAMG of the Pooling and Servicing Agreement is within the corporate power of AAMG and has been duly authorized by all necessary corporate action on the part of AAMG; and, neither the execution and delivery of the Pooling and Servicing Agreement nor the consummation of the transaction provided for therein, nor compliance with the provisions thereof, will conflict with or constitute a breach of, or default under, any contract, indenture, mortgage, loan agreement, note, lease, deed of trust, or other instrument to which AAMG is a party or by which it may be bound, nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of AAMG or, any law, administrative regulation or administrative or court decree of which I am aware.

7. The Pooling and Servicing Agreement has been duly executed and delivered by AAMG and constitutes a legal, valid and binding obligation of AAMG enforceable against AAMG in accordance with its terms, except that such enforceability thereof may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, or the rights of federally chartered thrift institutions and their subsidiaries, and subject, as to enforceability, to general principles of equity (regardless whether enforcement is sought in a proceeding in equity or at law).

ABN AMRO Mortgage Corporation
Countrywide Securities Corporation
ABN AMRO Incorporated
September 27, 2001
Page 4



8. The execution, delivery and performance by AAMG of the Pooling and Servicing Agreement do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of any federal, state or other governmental agency or authority which has not previously been effected.

9. There is no action, suit or proceeding of which I am aware before or by any court or governmental agency or body, domestic or foreign, now pending, or to the best of my knowledge, threatened, against AAMG which likely would materially and adversely affect the performance by AAMG under, or the validity or enforceability of the Pooling and Servicing Agreement.

10. The description of the Servicer under the caption "Servicing" in the Prospectus Supplement, dated September 26, 2001, and under the caption "Servicing of Loans", in the Prospectus dated September 7, 2001, relating to the Certificates and filed with the Securities and Exchange Commission by ABN AMRO Mortgage Corporation pursuant to Rule 424(b) under the rules and regulations of the Securities and Exchanges Commission, is true and correct in all material respects.

         The Opinions expressed herein are limited to matters of federal and Michigan law and do not purport to cover any matters as to which laws of any other jurisdiction are applicable. Except as expressly provided herein, this opinion is being furnished to the addressees hereof solely for their benefit in connection with the transactions contemplated in the Agreements, and it is not to be used, circulated, quoted or otherwise referred to for any purpose without my express written consent.


                                               Sincerely,

                                               ABN AMRO Mortgage Group, Inc.


                                               By:   /s/   Thomas E. Reiss
                                                   -----------------------
                                                           Thomas E. Reiss
                                               Its:        Special Counsel

                                   SCHEDULE 3


The Chase Manhattan Bank                               Thomas F. Godfrey
270 Park Avenue, 41st Floor                            Vice President and
New York, NY 10017-2070                                Assistant General Counsel
Tel 212-270-6949                                       Legal Department



                               September 27, 2001

ABN AMRO Incorporated
ABN AMRO Mortgage Corporation
135 South LaSalle Street, Suite 925
Chicago, Illinois 60603

ABN AMRO Mortgage Group, Inc.
2600 West Big Beaver Road
Troy, Michigan  48084

Countrywide Securities Corporation
4500 Park Granada
Calabasas, California 91320

Fitch, Inc.
One State Street Plaza, 30th Floor
New York, New York 10004

Moody's Investors Service, Inc.
99 Church Street
New York, New York 10007


                        Re: ABN AMRO Mortgage Corporation
                Mortgage Pass-Through Certificates, Series 2001-6
                              (the "Certificates")

Ladies and Gentlemen:

         I am a Vice President and Assistant General Counsel of J.P. Morgan Chase & Co. On behalf of its affiliate, The Chase Manhattan Bank ("Chase") I have reviewed the Pooling and Servicing Agreement dated as of September 1, 2001 (the "Agreement") among ABN AMRO Mortgage Corporation, ABN AMRO Mortgage Group, Inc., and Chase, as trustee (the "Trustee").

ABN AMRO Incorporated et al.                                              Page 3


         In rendering this opinion, I have also reviewed such corporate records, agreements, certificates, opinions and other documents, and such provisions of law, as I have deemed relevant and appropriate as a basis for the opinions hereinafter expressed. In such review I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals, and the conformity to the original documents of all documents submitted to me as copies. In making my examination of any documents, I have assumed that all parties to such documents other than the Trustee had the corporate power and authority to enter into and to perform all obligations thereunder, and, as to such parties, I have also assumed the due authorization by all requisite corporate action and the due execution and delivery of such documents and the validity and binding effect thereof. I have relied as to matters of fact upon statements of officers of the Trustee and others without any independent investigation or verification thereof.

         Based on the foregoing review, and subject to the qualifications expressed herein, I am of the opinion that the Agreement is a valid and legally binding obligation of the Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance and transfer, and similar laws affecting creditors' rights generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         I am admitted to practice law only in the State of New York and the opinions expressed above are limited to the laws of the State of New York.

         This opinion letter is limited to the matters expressly set forth herein, and no opinion is implied or may be inferred beyond such matters. I am furnishing this opinion to you solely for your benefit in connection with the Agreement, and no other person is entitled to rely hereon. This opinion may not be used, circulated, quoted or otherwise referred to for any other purpose without my prior written consent.

                                                     Very truly yours,


                                                     /s/ Thomas F. Godfrey
                                                     ---------------------------
                                                     Thomas F. Godfrey
                                                     Vice President and
                                                     Assistant General Counsel

                                   SCHEDULE 4


Charles H. Waters, Jr.
Attorney at Law

                                   Chase Tower
                          600 Travis Street, Suite 1150
                              Houston, Texas 77002

Mailing Address:                                       Telephone: (713) 216-8507
P.O. Box 4717                                         Telecopier: (713) 577-5200
Houston, Texas 77210-4717                       E-mail: charles.waters@chase.com




                               September 27, 2001


To the Addressees Listed on Exhibit A hereto:

                        Re: ABN AMRO Mortgage Corporation
          Series 2001-6 Multi-Class Mortgage Pass-Through Certificates
                       (the "Series 2001-6 Certificates")

Ladies and Gentlemen:

         I have acted as counsel to The Chase Manhattan Bank, a New York banking corporation, in its capacity as trustee (the "Trustee"), in connection with the issuance of the referenced Series 2001-6 Certificates, issued pursuant to a Pooling and Servicing Agreement, dated as of September 2001 (the "Agreement"), by and among ABN AMRO Mortgage Corporation, as Depositor, ABN AMRO Mortgage Group, Inc., as Servicer, and the Trustee. In connection therewith, I have reviewed the Agreement, the articles of incorporation, bylaws and resolutions of the Board of Directors of the Trustee, and such other documents as I have deemed necessary or advisable as a basis for the opinions herein expressed.

         In my examination, I have assumed the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies, the authenticity of the originals of such latter documents, and the accuracy of the statements contained in such documents.

         Based upon the foregoing and subject to the qualifications set out herein, under applicable law of the State of Texas and the United States of America in force and effect as of the date hereof, I am of the opinion that:

ABN AMRO Mortgage Corporation, et al.                                     Page 2


         1. The Trustee is duly organized, validly existing and in good standing as a New York banking corporation having fiduciary powers, with full corporate and other power and authority to conduct its business and affairs as a trustee.

         2. The Trustee has duly accepted the office of trustee under the Agreement.

         3. The Trustee has full right, power and authority to execute and deliver the Agreement as trustee, to perform its obligations thereunder and to consummate all of the transactions contemplated by the Agreement.

         4. The Trustee has duly authorized, executed and delivered the Agreement.

         5. The execution and delivery of the Agreement by the Trustee, and its performance of and compliance with the terms of the Agreement, will not violate the Trustee's charter or bylaws and will not constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which the Trustee is a party or which is applicable to any of its assets.

         6. The Trustee is not in violation of, and its execution and delivery of the Agreement and its performance of and compliance with the terms thereof, will not conflict with or constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation would materially and adversely affect either the ability of the Trustee to perform its obligations under the Agreement or the financial condition of the Trustee.

         7. No litigation is pending or, to the best knowledge of the undersigned, threatened against the Trustee which would prohibit the Trustee from entering into the Agreement or which would materially and adversely affect either the ability of the Trustee to perform its obligations under the Agreement or the financial condition of the Trustee.

         8. No consent, approval or authorization of, or registration, declaration or filing with, any court or governmental agency or body having jurisdiction over the Trustee is required for the execution, delivery or performance by the Trustee of its obligations under the Agreement.

         9. The Series 2001-6 Certificates have been duly and validly executed, authenticated and delivered by the Trustee in accordance with the Agreement.

ABN AMRO Mortgage Corporation, et al.                                     Page 3


         I express no opinion with respect to the applicability or effect of any state or federal securities laws or of any federal, state or local tax laws. I am a member of the Texas Bar only and express no opinion on the laws of any jurisdiction other than the State of Texas and, to the extent applicable, the United States of America.

                                                      Very truly yours,


                                                      /s/ Charles H. Waters, Jr.
                                                      Charles H. Waters, Jr.

                        Re: ABN AMRO Mortgage Corporation
          Series 2001-6 Multi-Class Mortgage Pass-Through Certificates

                 Exhibit A to Opinion of Charles H. Waters, Jr.

                              ADDRESSEES OF OPINION


ABN AMRO Mortgage Corporation               The Chase Manhattan Bank, as Trustee
135 South LaSalle Street                    600 Travis Street, 9th Floor
Chicago, Illinois 60603                     Houston, Texas 77002

ABN AMRO Mortgage Group, Inc.               Mayer, Brown & Platt
2600 West Big Beaver Road                   190 South LaSalle Street
Troy, Michigan 48084                        Chicago, Illinois 60603-3411

Moody's Investors Service, Inc.             Countrywide Securities Corporation
99 Church Street                            4500 Park Granada
New York, New York 10007                    Calabasas, California 91320

Fitch, Inc.                                 ABN AMRO Incorporated
One State Street Plaza, 32nd Floor          135 South LaSalle Street, Suite 925
New York, New York 10004                    Chicago, Illinois  60603

Thacher Proffitt & Wood
11 West 42nd Street, 9th Floor
New York, New York 10036